                                                                   EXHIBIT: 10.2

                  AMENDMENT TO INTELLECTUAL PROPERTY AGREEMENT

                  This Amendment, dated as of March 31, 2003 is made by and between Time Warner Entertainment Company, L.P., a Delaware limited partnership, ("TWE") and Warner Communications Inc., a Delaware corporation, ("Holdco") (collectively, the "Parties").

                  WHEREAS, effective as of August 20, 2002, the Parties entered into an Intellectual Property Agreement (the "Intellectual Property Agreement"), pursuant to which the Parties have allocated to TWE and the TWE Broadband Group the intellectual property assets related to the TWE Broadband Business and have allocated to Holdco and the TWE Non-Broadband Group the intellectual property assets related to the TWE Non-Broadband Business; and

                  WHEREAS, the Parties now wish to amend the Intellectual Property Agreement to revise the schedule of TWE Non-Broadband Group Patents and the schedule of Excluded TWE Broadband Group Trademarks; and

                  NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

                  1. Definitions. Terms used and not defined herein shall have the meanings assigned to them in the Intellectual Property Agreement.

                  2. Schedule B to the Intellectual Property Agreement shall be replaced in its entirety with Schedule A hereto.

                  3. Schedule D to the Intellectual Property Agreement shall be replaced in its entirety with Schedule B hereto.

                  4. Schedule E to the Intellectual Property Agreement shall be replaced in its entirety with Schedule C hereto.

                  5. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. Except to the extent specifically amended and supplemented hereby, all of the items, conditions and provisions of the Intellectual Property Agreement shall remain unmodified, and the Intellectual Property Agreement, as amended and supplemented by this Amendment, is confirmed as being in full force and effect.

                  IN WITNESS WHEREOF, the parties have executed this Amendment to the Intellectual Property Agreement as of the date first above written by the respective officers hereunto duly authorized.

                                             TIME WARNER ENTERTAINMENT
                                             COMPANY, L.P.

                                             By:  /s/ Spencer B. Hays
                                                --------------------------------
                                                Name:  Spencer B. Hays
                                                Title: Senior Vice President

                                             WARNER COMMUNICATIONS INC.

                                             By:  /s/ Douglas S. Phillips
                                                --------------------------------
                                                Name:  Douglas S. Phillips
                                                Title: Vice President

                                                                      Schedule A

                           TWE BROADBAND GROUP PATENTS

------------------------------------------------------------------------------------------------------------------------------------
 PATENT           SERIAL                TWC
 NUMBER           NUMBER              REFERENCE                       TITLE                                  INVENTOR(S)
-------------------------------------------------------------------------------------------------------------------------------
4,577,221       06/676,076            TWC-86-01           Power Safety Device for CATV Tap-Off          R.A. Skinner, Sr. et.al
                                                          Unit
-------------------------------------------------------------------------------------------------------------------------------
4,578,702       06/615,814            TWC-86-02           CATV Tap-Off Unit with Detachable             W.C. Campbell III
                                                          Directional Coupler
-------------------------------------------------------------------------------------------------------------------------------
4,684,980       06/615,657            TWC-87-03           System for Controlling Communications         R.M. Rast, et. al
                                                          on a Cable Television Network
-------------------------------------------------------------------------------------------------------------------------------
4,673,976       06/615,778            TWC-87-04           Cable Television System Data                  D. Wreford-Howard
                                                          Verification Apparatus
-------------------------------------------------------------------------------------------------------------------------------
4,710,956       07/004,850            TWC-87-06           Cable Television System                       R. M. Rast
-------------------------------------------------------------------------------------------------------------------------------
4,754,426       07/079,228            TWC-88-05           System for Controlling Communications         R.M. Rast, et. al
                                                          on a Cable Television Network
-------------------------------------------------------------------------------------------------------------------------------
5,898,693       08/400,792            TWC-95-00           Spectrum Manager For Communication            M.P. Vecchi, J. Vaughan
                                                          Network
-------------------------------------------------------------------------------------------------------------------------------
5,805,154       08/572,143            TWC-95-01           Integrated Broadcast Application with         R. W. Brown
                                                          Broadcast Portion Having Option Display
                                                          for Access to On-Demand Portion
-------------------------------------------------------------------------------------------------------------------------------
5,818,840       08/572,146            TWC-95-03           Asymmetric ATM Switch                         M.B. Adams
-------------------------------------------------------------------------------------------------------------------------------
5,797,010       08/577,210            TWC-95-08           Multiple Run Time Execution Environment       R.W. Brown
                                                          Support in a Set-Top Processor
-------------------------------------------------------------------------------------------------------------------------------
5,774,458       08/572,141            TWC-95-11           Multiplex Amplifiers for Two-Way              L.D. Williamson
                                                          Communication in a Full Service Network
-------------------------------------------------------------------------------------------------------------------------------
5,819,036       08/572,521            TWC-95-16           Method for Message Addressing in a Full       M.B. Adams, L.D.
                                                          Service Network                               Williamson
-------------------------------------------------------------------------------------------------------------------------------
5,671,217       08/572,142            TWC-95-17           Scalable Communications Network               M.B. Adams, L.D.
                                                          Employing Shared Logical Nodes                Williamson
-------------------------------------------------------------------------------------------------------------------------------
5,802,448       08/572,439            TWC-95-18           Method and Apparatus for Processing           R.W. Brown, M.T. Hayashi
                                                          Requests for Interactive Applications
                                                          Based on System Resources
-------------------------------------------------------------------------------------------------------------------------------
5,822,676       08/572,517            TWC-95-22           Digital Sterilization of Program Events       M.B. Adams, M.T. Hayashi
-------------------------------------------------------------------------------------------------------------------------------
5,822,530       08/572,306            TWC-95-23           Method and Apparatus for Processing           R.W. Brown
                                                          Request for Video-On-Demand Version of
                                                          Interactive Applications
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 PATENT           SERIAL                 TWC
 NUMBER           NUMBER               REFERENCE                       TITLE                               INVENTOR(S)
-------------------------------------------------------------------------------------------------------------------------------
5,995,134       08/572,540            TWC-95-27           Method and Apparatus for Enticing a           M.T. Hayashi
                                                          Passive Television Viewer by
                                                          Automatically Playing Promotional
                                                          Presentations of Selectable Options in
                                                          Response to the Viewer's Inactivity
--------------------------------------------------------------------------------------------------------------------------------
6,340,987       08/572,547            TWC-95-29           Method and Apparatus for Masking              M.T. Hayashi
                                                          Latency in an Interactive Television
                                                          Network
-------------------------------------------------------------------------------------------------------------------------------
6,044,396       08/572,145            TWC-95-35           Method and Apparatus for Utilizing the        Michael Adams
                                                          Available Bit Rate in a Constrained
                                                          Variable Bit Rate Channel
-------------------------------------------------------------------------------------------------------------------------------
5,771,435       08/572,144            TWC-95-36           Method and Apparatus for Processing           R.W. Brown
                                                          Requests for Video Presentations of
                                                          Interactive Applications in which VOD
                                                          Functionality is Provided During NVOD
                                                          Presentations
-------------------------------------------------------------------------------------------------------------------------------
5,825,850       08/724,911            TWC-96-02           Automatic Bypass Switch for Signal            P. Bren,
                                                          Conductor                                     W.V. Mallette
-------------------------------------------------------------------------------------------------------------------------------
5,920,700       08/706,676            TWC-96-03           Multimedia Content Management for             Y. Gordon,
                                                          Interactive Digital TV System for             J.P. Luddington
                                                          Managing the Addition/Deletion of Media
                                                          Assets within a Network Based on Usage
                                                          and Media Asset Metadata
-------------------------------------------------------------------------------------------------------------------------------
5,930,361       08/777,611            TWC-96-04           Video Inversion Detection Apparatus and       M.T. Hayashi, M.B. Adams,
                                                          Method                                        L.D. Williamson
-------------------------------------------------------------------------------------------------------------------------------
6,124,878       08/771,034            TWC-96-06           Optimum Bandwidth Utilization in a            M.B. Adams, L.D.
                                                          Shared Cable System Data Channel              Williamson
-------------------------------------------------------------------------------------------------------------------------------
5,912,696       08/779,962            TWC-96-07           Multidimensional Rating System for            J.G. Buehl
                                                          Media Content
-------------------------------------------------------------------------------------------------------------------------------
5,805,155       08/834,241            TWC-96-08           Virtual Assets in an Interactive              N. Allibhoy, J.G. Buehl,
                                                          Television Cable System                       J. Edmonds
-------------------------------------------------------------------------------------------------------------------------------
6,208,799       08/841,262            TWC-96-09           VCR Recording Timeslot Adjustment             R. Marsh, J. Edmonds, H.
                                                                                                        Krakirian, M. LaJoie
-------------------------------------------------------------------------------------------------------------------------------
5,818,440       08/842,542            TWC-96-10           Automatic Execution of Application on         N. Allibhoy and J.
                                                          Interactive Television                        Edmonds
-------------------------------------------------------------------------------------------------------------------------------
6,049,333       08/707,326            TWC-96-13           System and Method for Providing an            M.L. LaJoie, J.B.
                                                          Event Database in a Telecasting System        Edmonds, N. Allibhoy,
                                                                                                        S.M. Johnson, A.K. Ray,
                                                                                                        T.F. Shaker, Jr.
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 PATENT           SERIAL                 TWC
 NUMBER           NUMBER               REFERENCE                       TITLE                                INVENTOR(S)
---------------------------------------------------------------------------------------------------------------------------------
5,850,218       08/802,833            TWC-96-14           Interactive Program Guide with Default        M.J. LaJoie, J.G. Buehl,
                                                          Selection Control                             H.H. Krakirian, S.M.
                                                                                                        Johnson, R.W. Brown
---------------------------------------------------------------------------------------------------------------------------------
                09/025,577            TWC-96-14A          System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
-------------------------------------------------------------------------------------------------------------------------------
                PI-9807709-0          TWC-96-14A BR       System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
---------------------------------------------------------------------------------------------------------------------------------
   962096       98906573.5-2217       TWC-96-14A DE       System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
---------------------------------------------------------------------------------------------------------------------------------
   962096       98906573.5-2217       TWC-96-14A EPO      System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
---------------------------------------------------------------------------------------------------------------------------------
   962096       98906573.5-2217       TWC-96-14A FR       System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
-------------------------------------------------------------------------------------------------------------------------------
   962096       98906573.5-2217       TWC-96-14A GB       System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
---------------------------------------------------------------------------------------------------------------------------------
   962096       98906573.5-2217       TWC-96-14A IT       System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
---------------------------------------------------------------------------------------------------------------------------------
                10-536866             TWC-96-14A JP       System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
---------------------------------------------------------------------------------------------------------------------------------
   962096       98906573.5-2217       TWC-96-14A NE       System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
---------------------------------------------------------------------------------------------------------------------------------
 98/37695       PCT/US98/03228        TWC-96-14A PCT      System and Method for Providing a Full        D.L. DeFreese, T.H.
                                                          Service Television System                     Addington, M.L. LaJoie,
                                                                                                        J.G. Buehl
---------------------------------------------------------------------------------------------------------------------------------
                09/185,179            TWC-96-14B          An Interactive Program Guide for              M.L. LaJoie, J. Buehl, H.
                                                          Designating Information on an                 Krakirian, S. Johnson, R.
                                                          Interactive Program Guide Display             Brown
---------------------------------------------------------------------------------------------------------------------------------
6,378,130       08/954,672            TWC-97-01           Media Server Interconnect Architecture        M.B. Adams
---------------------------------------------------------------------------------------------------------------------------------
                10/004,031            TWC-97-01           Div/Media Server Interconnect                 M.B. Adams
                                                          Architecture
---------------------------------------------------------------------------------------------------------------------------------
                09/709,594            TWC-00-01           Interactive Broadcast Barker Channel          John Callahan, Joseph
                                                          with Direct Buy Option                        Buehl, James Braun
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 PATENT           SERIAL                 TWC
 NUMBER           NUMBER               REFERENCE                        TITLE                                INVENTOR(S)
----------------------------------------------------------------------------------------------------------------------------------
                60/215,500            TWC-00-02           Distributed and Tiered VOD Network with       M. Lebar
                                                          TSID
----------------------------------------------------------------------------------------------------------------------------------
                09/876,677            TWC-00-02           Hybrid Central/Distributed VOD Network        M. Lebar
                                                          with Tiered Content Structure
----------------------------------------------------------------------------------------------------------------------------------
2,400,757       PCT/US01/20432        TWC-00-02           Hybrid Central/Distributed VOD Network        M. Lebar
                                      CA                  with Tiered Content Structure
----------------------------------------------------------------------------------------------------------------------------------
                01946721.6            TWC-00-02           Hybrid Central/Distributed VOD Network        M. Lebar
                                      EP                  with Tiered Content Structure
----------------------------------------------------------------------------------------------------------------------------------
                PCT/US01/20432        TWC-00-02 PCT       Hybrid Central/Distributed VOD Network        M. Lebar
                                                          with Tiered Content Structure
----------------------------------------------------------------------------------------------------------------------------------
                (Filed 8/2/02)        TWC-00-03           Method and Apparatus to Provide               L. Williamson, D. Franklin
                                                          Verification of Data Using a Fingerprint
----------------------------------------------------------------------------------------------------------------------------------
                10/053,867            TWC-00-06           Systems and Methods for Packaging,            Joseph G. Buehl, Darryl
                                                          Distributing and Managing Assets in           Lanay DeFreese
                                                          Digital Cable Systems
----------------------------------------------------------------------------------------------------------------------------------
                10/054,719            TWC-00-07           Cable Billing Systems and Methods             Joseph G. Buehl, Darryl
                                                          Enabling Independence of Service              Lanay DeFreese
                                                          Marketing and Provisioning from Billing
                                                          and Collection of Revenue
----------------------------------------------------------------------------------------------------------------------------------
                10/054,709            TWC-00-08           Systems and Methods for Establishing          Timothy H. Addington,
                                                          and Administering Sessions in Digital         Joseph G. Buehl, Darryl
                                                          Cable Systems                                 L. DeFreese
----------------------------------------------------------------------------------------------------------------------------------
                09/956,668            TWC-01-01           Stream Switching for Unlimited Virtual        Paul D. Brooks
                                                          Channel Capacity in HFC CATV Networks
----------------------------------------------------------------------------------------------------------------------------------
                09/923,038            TWC-01-02           Technique for Reverse Transport of Data       Paul D. Brooks
                                                          in a Hybrid Fiber Coax Cable System
----------------------------------------------------------------------------------------------------------------------------------
                                      TWC-01-02  PCT      Technique for Reverse Transport of Data       Paul D. Brooks
                                                          in a Hybrid Fiber Coax Cable System
----------------------------------------------------------------------------------------------------------------------------------
                09/994,985            TWC-01-03           System and Method for Personalized            Brian N. Benschoter, Todd
                                                          Sequencing of Video Chips                     P. Callahan
----------------------------------------------------------------------------------------------------------------------------------
                10/157,655            TWC-02-01           Method and Apparatus for Voice-Over IP        Rich Higgins
                                                          Services Triggered by Off-Hook Event
----------------------------------------------------------------------------------------------------------------------------------
                60/389,017            TWC-02-02           Multi-user Functioning of PVR                 Marc Apfelbaum
----------------------------------------------------------------------------------------------------------------------------------
                60/387,517            TWC-02-03           System and Method for Synchronizing the       K. Kortright
                                                          Configuration of Distributed Network
                                                          Management Applications
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 PATENT           SERIAL                 TWC
 NUMBER           NUMBER               REFERENCE                        TITLE                                 INVENTOR(S)
----------------------------------------------------------------------------------------------------------------------------------
                09/752,744            TWC-RR-001          System and Method for Multicast Stream        Joo C. Chung, Michael
                                                          Failover                                      Sun, Kenneth Gould, Frank
                                                                                                        Huang
----------------------------------------------------------------------------------------------------------------------------------
                                      TWC-RR-001 PCT      System and Method for Multicast Stream        Joo C. Chung, Michael
                                                          Failover                                      Sun, Kenneth Gould, Frank
                                                                                                        Huang
----------------------------------------------------------------------------------------------------------------------------------
                09/688,281            TWC-RR-005          System and Method for Influencing             Frederick J. Oko, Jr.,
                                                          Dynamic Community Shared Elements of          Qiyue Sun
                                                          Audio, Video and Text Programming via a
                                                          Polling System
----------------------------------------------------------------------------------------------------------------------------------
                09/548,308            TWC-RR-007          Attentuation, Delay, Queing, and              Jeff Wasilko
                                                          Message Cacheing Processes for Use in
                                                          E-Mail Protocols in Order to Reduce
                                                          Network Server Loading
----------------------------------------------------------------------------------------------------------------------------------
                09/753,127            TWC-RR-008          System and Method for Selective               Robert D. Nicholson,
                                                          Advertising on a TV Channel                   Barrie A. Saunders
----------------------------------------------------------------------------------------------------------------------------------
                PCT/US01/50540        TWC-RR-008 PCT      System and Method for Selective               Robert D. Nicholson,
                                                          Advertising on a TV Channel                   Barrie A. Saunders
----------------------------------------------------------------------------------------------------------------------------------
                09/816,306            TWC-RR-009          System and Method for Integration of          Karl Rogers, Timothy Evard
                                                          High Quality Video Multi-Casting
                                                          Service with an Interactive
                                                          Communication and Information
                                                          Environment Using Internet Protocols
----------------------------------------------------------------------------------------------------------------------------------
                60/201,802            TWC-RR-010P         Enterprise Scale Automated Reporting          Kristopher S. Kortright
                                                          and Website Creation
----------------------------------------------------------------------------------------------------------------------------------
                09/533,463            TWC-RR-011          Reduction of Network Server Loading           Howard Pfeffer, John Leddy
----------------------------------------------------------------------------------------------------------------------------------
                09/731,571            TWC-RR-013          System and Method for Password                Barbara Huff, Howard
                                                          Authentication for Non-LDAP Regions           Pfeffer, Michael Gazillo,
                                                                                                        Jack Cashman
----------------------------------------------------------------------------------------------------------------------------------
                10/061,696            TWC-RR-014          Policy Based Routing System and Method        John F. Mangan
                                                          for Caching and VPN Tunneling
----------------------------------------------------------------------------------------------------------------------------------
5,944,608       08/671,817            TWC-TCI-001         Computer Software Delivery System             M.J. Reed, M.F. Lavery
----------------------------------------------------------------------------------------------------------------------------------
6,126,546       09/352,371            TWC-TCI-001b        Computer Software Delivery System             M.J. Reed, M.F. Lavery
----------------------------------------------------------------------------------------------------------------------------------
6,402,618       09/621,678            TWC-TCI-001c        Computer Software Delivery System             M.J. Reed, M.F. Lavery
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 PATENT             SERIAL                  TWC
 NUMBER             NUMBER               REFERENCE                       TITLE                               INVENTOR(S)
----------------------------------------------------------------------------------------------------------------------------------
5,577,735       08/132,404            TWC-TCI-001d        Computer Software Delivery System             M.J. Reed, M.F. Lavery
----------------------------------------------------------------------------------------------------------------------------------
5,251,909       07/706,222            TWC-TCI-002         Secured High Throughput Data Channel          M.J. Reed, M.F. Lavery
                                                          for Public Broadcast System
----------------------------------------------------------------------------------------------------------------------------------
5,394,182       08/034,307            TWIG-01             System for Delivering Digital Sound,          W.R. Klappert, M.L. LaJoie
                                                          Graphics, Real Time Files and Data Via
                                                          Cable
----------------------------------------------------------------------------------------------------------------------------------
4,361,730       06/182,672            WACC-01             Security Terminal for Use with Two-Way        T.L. Barber et. al
                                                          Interactive Cable System
----------------------------------------------------------------------------------------------------------------------------------
5,649,234       08/271,184            WCI-01              Method and Apparatus for Encoding             W. Klappert, M. Garburr,
                                                          Graphical Cues on a Compact Disc              M. Lehman
                                                          Synchronized with Lyrics of a Song to
                                                          be Played Back
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
 REFERENCE        SERIAL
 NUMBER           NUMBER                          TITLE                                       INVENTOR(S)
-----------------------------------------------------------------------------------------------------------------
TWC-02-04       10/261,245           Gaming Server Providing On Demand Quality of        K. Gould
                                         Service
-----------------------------------------------------------------------------------------------------------------
TWC-02-05       10/328,398           System Configurable Multiple Device Remote          R. Higgins, J. Henry,
                                         Control Supported by a Home Network             R. Rieger
                                         Gateway
-----------------------------------------------------------------------------------------------------------------
TWC-02-06       -----                Test Equipment that Simulates the                   C. Williams
                                         Characteristics of the Cable Headend and
                                         HFC Distribution Components
-----------------------------------------------------------------------------------------------------------------
TWC-02-07       10/325,269           System and Method for Detecting Duplicate           K. Gould, C. Williams
                                         Media Access Control Addresses
-----------------------------------------------------------------------------------------------------------------
TWC-02-08       -----                System and Method for Automatically Mapping         K. Gould, C. Williams
                                         Fiber Node/CMTS Associations in an HFC
                                         Network
-----------------------------------------------------------------------------------------------------------------
TWC-02-09       10/328,297           System and Method for On-Demand Tutorials in        C. Ellis, M. LaJoie,
                                         a Digital Cable Television Network              J. Simon
-----------------------------------------------------------------------------------------------------------------
TWC-02-10       -----                Switched Broadcast Session Building Analysis        N. Caputo
-----------------------------------------------------------------------------------------------------------------
TWC-02-11       -----                Device or Application to Prevent                    K. Gould, J. Chen
                                         "backlisting" of Wireless Hotspot
                                         Providers due to Transmission of
                                         Unsolicited E-mail
-----------------------------------------------------------------------------------------------------------------
TWC-02-12       -----                Multi-Purpose Dynamic TFTP Server                   A. Danforth
-----------------------------------------------------------------------------------------------------------------
TWC-02-13       -----                Method for Increasing Bandwidth Efficiency of       J. Mangan
                                         the Upstream Channel for High Speed Data
                                         Service over Cable
-----------------------------------------------------------------------------------------------------------------
TWC-02-14       -----                Data Transmission Application Monitor               C. Williams
-----------------------------------------------------------------------------------------------------------------
TWC-03-01       -----                Method to Block Access by Illegitimate              A. Danforth, K. Gould
                                         Devices to a TFTP Server
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
REFERENCE       SERIAL
NUMBER          NUMBER                                 TITLE                                   INVENTOR(S)
-----------------------------------------------------------------------------------------------------------------
TWC-03-02       -----                A Multi-Purpose Polling Engine                      M. Bush
-----------------------------------------------------------------------------------------------------------------
TWC-03-03       -----                Consumption Based Billing Abuse Protection          A. Danforth, K. Gould
-----------------------------------------------------------------------------------------------------------------
TWC-03-04       -----                A System to Allow an ISP to Protect Peered          K. Gould, J. A. Chen
                                         Networks from, and to Identify, Denial of
                                         Service Attacks which Originate from the
                                         ISP's Network
-----------------------------------------------------------------------------------------------------------------
TWC-03-05       -----                Cloaking DNS Server: A System to Allow an ISP       K. Gould, J. A. Chen
                                         to Protect Servers from Attacks that use
                                         DNS which originate from the ISP's Network
-----------------------------------------------------------------------------------------------------------------
TWC-03-06       -----                PBX Extension Service                               S. McMahon, E. Kruse
-----------------------------------------------------------------------------------------------------------------

                                                                      Schedule B

                         TWE NON-BROADBAND GROUP PATENTS

                    -----------------------------------------------------------------------------------
                    PATENT NUMBER          TITLE                DATE ISSUED     DATE FILED    APP. NO.
                    -----------------------------------------------------------------------------------
                    4,695,832      Analog Color Selector         09/22/87        11/07/83    549,564

                    -----------------------------------------------------------------------------------
                    4,638,357      Audio Scrambler               01/20/87        01/20/84    572,445

                    -----------------------------------------------------------------------------------
                    4,742,561      Apparatus for                 05/03/88        09/10/85    774,324
                                   Generating Signals
                                   Useful for Testing the
                                   Sensitivity of Microwave
                                   Receiving Equipment
                    -----------------------------------------------------------------------------------
International       5,619,249      Telecasting Service for       04/08/97        09/14/94    08/305,847
applications                       Providing Video
filed for this                     Programs on Demand
invention                          with an Interactive
(See next chart)                   Interface for Facilitating
                                   Viewer Selection of
                                   Video Programs
                    -----------------------------------------------------------------------------------
                    6,314,575      (Continuation Patent of       11/06/01        03/04/97    08/811,418
                                   #5,619,249 above)
                    -----------------------------------------------------------------------------------
                    Still Pending  (Continuation Patent of     Still Pending     10/19/01    10/039,855
                                   #5,619,249 above)

                    -----------------------------------------------------------------------------------
International       4,888,596      Method & Apparatus for        12/19/89        04/19/88    183,596
applications filed                 Determining Earth-
for this invention                 Station Parameters such
(See next chart)                   as Rain Margin with
                                   Attenuation Pads
                    -----------------------------------------------------------------------------------

                  ------------------------------------------------------------
                  PATENT NUMBER           INVENTORS              ATTORNEY(S)
                  ------------------------------------------------------------
                  4,695,832       Dov Jacobson                 Garry Tuma
                                                               (F&N)
                  ------------------------------------------------------------
                  4,638,357       Paul Heimbach                Garry Tuma
                                                               (F&N)
                  ------------------------------------------------------------
                  4,742,561       M. Scott Tipton              Garry Tuma
                                                               (F&N)
                  ------------------------------------------------------------
International     5,619,249       John Billock; Craig          Garry Tuma
applications                      Cuttner; Kevin Dowdell;      (F&N)
filed for this                    Liz Flanagan; James
invention                         Granger; Henry Hsu; Robert
(See next chart)                  Martin; Robert May;
                                  Nicolas Peck; Michael
                                  Pontecorvo; Bruce Probst;
                                  Marc Rosenberg; Debra
                                  Smul; Dennis Wilkinson;
                                  Robert Zitter
                  ------------------------------------------------------------
                  6,314,575       (Same as above)              Garry Tuma
                                                               (F&N)
                  ------------------------------------------------------------
                  Still Pending   (Same as above)              Garry Tuma
                                                               (F&N)
                  ------------------------------------------------------------
International     4,888,596       Virgil Conanan               Filed by: Kevin
applications                                                   McMahon
filed for this                                                 (WG)
invention                                                      Being handled
(See next chart)                                               by: Garry Tuma
                                                               (F&N)
                  ------------------------------------------------------------

                    -----------------------------------------------------------------------------------
                    PATENT NUMBER          TITLE                DATE ISSUED     DATE FILED    APP. NO.
                    -----------------------------------------------------------------------------------
                    Still Pending  Image & Audio               Still Pending     04/11/01    09/833,033
                                   Degradation Simulator
                    -----------------------------------------------------------------------------------
International       Still Pending  XML Data Definitions for    Still Pending     12/12/01    10/016,679
applications filed                 Digital Asset Cataloging
for this invention                 & Data Exchange
(See next chart)
                    -----------------------------------------------------------------------------------
                    Still Pending  Systems & Methods for       Still Pending     07/15/02    60/396,119
                                   Performing Quality
                                   Assurance on Interactive
                                   Television & Software
                                   Application Data
                                   Delivered via a Network
                    -----------------------------------------------------------------------------------
                    Still Pending  Method & Process for        Still Pending     01/08/03    60/438,599
                                   Integrated Media Viewing                   (Provisional)
                                   Environment
                    -----------------------------------------------------------------------------------

                    ----------------------------------------------------------
                    PATENT NUMBER          INVENTORS            ATTORNEY(S)
                    ----------------------------------------------------------
                    Still Pending  Craig Cuttner; Robert       Garry Tuma
                                   Zitter                      (F&N)
                    ----------------------------------------------------------
International       Still Pending  Carl Hixson; Anne           Garry Tuma
applications filed                 Moroney; Bruce Probst;      (F&N)
for this invention
(See next chart)
                    ----------------------------------------------------------
                    Still Pending  Craig Cuttner; Robert       John
                                   Zitter                      Flock/Michelle
                                                               Carniaux
                                                               (K&K)
                    ----------------------------------------------------------
                    Still Pending  Mary Baumgartner; Sarah     John
                                   Cotsen; Craig Cuttner;      Flock/Michelle
                                   Henry Paulson; John         Carniaux
                                   Ovrutsky; Sandy             (K&K)
                                   Spadavecchia; Michael
                                   Onaitis; Stephanie Otto
                    ----------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 COUNTRY*         PATENT NUMBER               TITLE                DATE ISSUED     DATE FILED     APP. NO.
------------------------------------------------------------------------------------------------------------
Australia         685320              Telecasting Service for        04/30/98        09/13/95    35516/95
                                      Providing Video
                                      Programs on Demand
                                      with an Interactive
                                      Interface for Facilitating
                                      Viewer Selection of
                                      Video Programs
------------------------------------------------------------------------------------------------------------
Belgium           0781484             Telecasting Service for        12/09/98        09/13/95    95932484.9
                                      Providing Video
                                      Programs on Demand with
                                      an Interactive
                                      Interface...
------------------------------------------------------------------------------------------------------------
Canada            Still Pending       Telecasting Service for     Still Pending      09/13/95    2199153
                                      Providing Video
                                      Programs on Demand with
                                      an Interactive
                                      Interface...
------------------------------------------------------------------------------------------------------------
Denmark,          0781489             Telecasting Service for        12/09/98        09/13/95    9532484.9
EPO,                                  Providing Video
France,                               Programs on Demand with
Great Britain,                        an Interactive
Italy,                                Interface...
Luxembourg,
Netherlands,
Spain,
Sweden
------------------------------------------------------------------------------------------------------------
Germany           69506571.8          Telecasting Service for       12/09/98         09/13/95    9532484.9
                                      Providing Video
                                      Programs on Demand with
                                      an Interactive
                                      Interface...
------------------------------------------------------------------------------------------------------------
Japan             Still Pending       Telecasting Service for     Still Pending      09/13/95    8-510287
                                      Providing Video
                                      Programs on Demand with
                                      an Interactive
                                      Interface...
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   COUNTRY*       PATENT NUMBER             INVENTORS           ATTORNEY(S)
-------------------------------------------------------------------------------
Australia         685320               John Billock et al.     Garry Tuma
                                                               (F&N)
-------------------------------------------------------------------------------
Belgium           0781484              John Billock et al.     Garry Tuma
                                                               (F&N)
-------------------------------------------------------------------------------
Canada            Still Pending        John Billock et al.     Garry Tuma
                                                               (F&N)

-------------------------------------------------------------------------------
Denmark,          0781489              John Billock et al.     Garry Tuma
EPO,                                                           (F&N)
France,
Great Britain,
Italy,
Luxembourg,
Netherlands,
Spain,
Sweden
--------------------------------------------------------------------------------
Germany           69506571.8           John Billock et al.     Garry Tuma
                                                               (F&N)
--------------------------------------------------------------------------------
Japan             Still Pending        John Billock et al.     Garry Tuma
                                                               (F&N)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
   COUNTRY*         PATENT NUMBER              TITLE                DATE ISSUED       DATE FILED     APP. NO.
------------------------------------------------------------------------------------------------------------------
PCT               Patent Numbers      Telecasting Service for     Patent Numbers       09/13/95    PCT/US95/11552
                  not issued for      Providing Video             not issued for
                  PCT Applications    Programs on Demand with     PCT Applications
                                      an Interactive
                                      Interface...
------------------------------------------------------------------------------------------------------------------
Singapore         39015               Telecasting Service for     09/28/98             09/13/95    9701136-8
                                      Providing Video
                                      Programs on Demand with
                                      an Interactive
                                      Interface...
------------------------------------------------------------------------------------------------------------------
PCT               Patent Numbers      Method & Apparatus for      Patent Numbers       04/18/89    PCT/US/01630
                  not issued for      Determining                 not issued for
                  PCT Applications    Earth-Station               PCT
                                      Parameters such as Rain     Applications
                                      Margin with Attenuation
                                      Pads
------------------------------------------------------------------------------------------------------------------
Canada            1,319,974           Method & Apparatus for      07/06/93             04/18/89    596,973
                                      Determining
                                      Earth-Station
                                      Parameters such as Rain
                                      Margin with Attenuation
                                      Pads
------------------------------------------------------------------------------------------------------------------
PCT               Patent Numbers      XML Data Definitions        Patent Numbers       12/12/01    PCT/US01/47798
                  not issued for      for Digital Asset           not issued for
                  PCT Applications    Cataloging & Data           PCT Applications
                                      Exchange
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 COUNTRY*          PATENT NUMBER           INVENTORS             ATTORNEY(S)
-------------------------------------------------------------------------------
PCT               Patent Numbers       John Billock et al.     Garry Tuma
                  not issued for                               (F&N)
                  PCT Applications
-------------------------------------------------------------------------------
Singapore         39015                John Billock et al.     Garry Tuma
                                                               (F&N)
-------------------------------------------------------------------------------
PCT               Patent Numbers       Virgil Conanan          Garry Tuma
                  not issued for                               (F&N)
                  PCT Applications
-------------------------------------------------------------------------------
Canada            1,319,974            Virgil Conanan          Garry Tuma
                                                               (F&N)
-------------------------------------------------------------------------------
PCT               Patent Numbers       Carl Hixson; Anne       Garry Tuma
                  not issued for       Moroney; Bruce Probst;  (F&N)
                  PCT Applications
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                     DATE          DATE
      PATENT NUMBER                   TITLE                         ISSUED         FILED     APP. NO.
------------------------------------------------------------------------------------------------------
1.    6,526,221      Data structure representing both program       02/25/03      09/07/00  09/657,128
                     and command data
------------------------------------------------------------------------------------------------------
2.    6,488,600      Sports floor structure                         12/03/02      07/18/00  09/619,136
------------------------------------------------------------------------------------------------------
3.    6,487,365      Data structure for representing a program      11/26/02      01/15/02  10/047,071
                     containing components organized in a
                     series of data blocks
------------------------------------------------------------------------------------------------------
4.    6,442,335      Data structure for audio signals that can      08/27/02      09/07/00  09/657,130
                     be mixed and/or switched
------------------------------------------------------------------------------------------------------
5.    6,424,794      Data structure for representing a program      07/23/02      09/07/00  09/657,125
                     containing components organized in a
                     series of data blocks
------------------------------------------------------------------------------------------------------
6.    6,418,271      Data structure for representing video          07/09/02      09/07/00  09/657,127
                     program subtitles
------------------------------------------------------------------------------------------------------
7.    6,411,772      Data structure for distinguishing data of      06/25/02      09/07/00  09/656,873
                     authorized and unauthorized publications
------------------------------------------------------------------------------------------------------
8.    6,408,129      Method of processing a plurality of            06/18/02      09/07/00  09/657,028
                     synchronized audio tracks, including phase
                     inversion of a selected track
------------------------------------------------------------------------------------------------------
9.    6,356,031      Electroluminescent Plastic Devices with an     03/12/02      05/03/02  09/563,562
                     Integral Thin Film Solar Cell
------------------------------------------------------------------------------------------------------
10.   6,351,596      Content Control of Broadcast Programs          02/26/02      01/07/00  09/479,819
------------------------------------------------------------------------------------------------------
11.   6,314,575      Telecasting Service for Providing Video        11/06/01      03/04/97  06/811,418
                     Programs on Demand with an Interactive
                     Interface for Facilitating Viewer
                     Selection of Video Programs [HBO]
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
 PATENT NUMBER             INVENTORS                ATTORNEY(S)
--------------------------------------------------------------------
1.    6,526,221      Christopher J. Cookson;    Gottlieb, Rackman
                     Lewis S. Ostrover;         & Reisman
                     Warren N. Lieberfarb
--------------------------------------------------------------------
2.    6,488,600      Mason Gordon               O'Melveny & Myers
--------------------------------------------------------------------
3.    6,487,365      Christopher J. Cookson;    Gottlieb, Rackman
                     Lewis S. Ostrover;         & Reisman
                     Warren N. Lieberfarb
--------------------------------------------------------------------
4.    6,442,335      Christopher J. Cookson;    Gottlieb, Rackman
                     Lewis S. Ostrover;         & Reisman
                     Warren N. Lieberfarb
--------------------------------------------------------------------
5.    6,424,794      Christopher J. Cookson;    Gottlieb, Rackman
                     Lewis S. Ostrover;         & Reisman
                     Warren N. Lieberfarb
--------------------------------------------------------------------
6.    6,418,271      Christopher J. Cookson;    Gottlieb, Rackman
                     Lewis S. Ostrover;         & Reisman
                     Warren N. Lieberfarb
--------------------------------------------------------------------
7.    6,411,772      Christopher J. Cookson;    Gottlieb, Rackman
                     Lewis S. Ostrover;         & Reisman
                     Warren N. Lieberfarb
--------------------------------------------------------------------
8.    6,408,129      Christopher J. Cookson;    Gottlieb, Rackman
                     Lewis S. Ostrover;         & Reisman
                     Warren N. Lieberfarb
--------------------------------------------------------------------
9.    6,356,031      Gregory B. Thagard; John   Gottlieb, Rackman
                     H. Dargan; Randolph M.     & Reisman
                     Blotky
--------------------------------------------------------------------
10.   6,351,596      Lewis Ostrover             Gottlieb, Rackman
                                                & Reisman
--------------------------------------------------------------------
11.   6,314,575      John K. Billock; Craig     Fish & Neave
                     D. Cuttner; Kevin C.
                     Dowdell; Elizabeth B.
                     Flanagan; James E.
                     Granger; Henry C. Hsu;
--------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                    DATE         DATE
  PATENT NUMBER                    TITLE                           ISSUED        FILED      APP. NO.
------------------------------------------------------------------------------------------------------
12.   6,266,069      Picture Frame With Electronic And             07/24/01     04/05/99    09/286,414
                     Images
------------------------------------------------------------------------------------------------------
13.   6,238,084      Watch Or Other Jewelry Article With           05/29/01     04/27/99    09/300,663
                     Replaceable Electronic Images
------------------------------------------------------------------------------------------------------
14.   6,219,043      Method And System To Replace Sections Of      04/17/01     02/15/00    09/504,780
                     An Encoded Video Bitstream [co-owned with
                     Toshiba]
------------------------------------------------------------------------------------------------------
15.   6,148,139      Software Carrier With Operating Commands      11/14/00     12/14/98    09/211,588
                     Embedded in Data Blocks
------------------------------------------------------------------------------------------------------
16.   6,115,534      Software Carrier Whose Play Can Be            09/05/00     08/04/97    08/905,475
                     Controlled by the Software Publisher
------------------------------------------------------------------------------------------------------
17.   6,084,526      Container With Means for Displaying Still     07/04/00     05/12/99    09/310,426
                     and Moving Images
------------------------------------------------------------------------------------------------------
18.   6,026,446      Method for Interleaving Data For Seamless     02/15/00     08/03/99    09/368,067
                     Playback Of Multiple Program Versions
                     Having Common Material
------------------------------------------------------------------------------------------------------
19.   6,006,273      Method For Interleaving Data For              12/21/99     10/15/96    08/730,328
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
 PATENT NUMBER             INVENTORS                  ATTORNEY(S)
---------------------------------------------------------------------
                     Robert I.M. Martin;
                     Robert May; Nicolas
                     Peck; Michael S.
                     Pontecorvo; Bruce E.
                     Probst; Marc D.
                     Rosenberg; Debra R.
                     Smul; Dennis P.
                     Wilkinson; Robert M.
                     Zitter
---------------------------------------------------------------------
12.   6,266,069      Gregory B. Thagard;         Gottlieb,
                     John H. Dargan;             Rackman &
                     Randolph M.Blotky           Reisman
---------------------------------------------------------------------
13.   6,238,084      Randolph M. Blotky;         Gottlieb,
                     Gregory B. Thagard;         Rackman &
                     John H. Dargan              Reisman
---------------------------------------------------------------------
14.   6,219,043      Jay Yogeshwar; Sheau-       Oblon, Spivak,
                     Bao Ng; Teiichi             McClelland,
                     Ichikawa; Hiroaki           Maier & Neustadt
                     Unno; Hideki Mimura;
                     Tetsuya Kitamura;
                     Christopher J. Cookson;
                     Greg B. Thagard;
                     Andrew Drusin Rosen
---------------------------------------------------------------------
15.   6,148,139      Christopher J. Cookson;     Gottlieb,
                     Lewis S. Ostrover;          Rackman &
                     Warren N. Lieberfarb        Reisman
---------------------------------------------------------------------
16.   6,115,534      Christopher J. Cookson;     Gottlieb,
                     Lewis S. Ostrover;          Rackman &
                     Warren N. Lieberfarb        Reisman
---------------------------------------------------------------------
17.   6,084,526      Randolph M. Blotky;         Gottlieb,
                     Gregory B. Thagard; John    Rackman &
                     H. Dargan                   Reisman
---------------------------------------------------------------------
18.   6,026,446      Lewis S. Ostover;           Gottlieb,
                     Gregory B. Hagard;          Rackman &
                     Joseph E. Wall, III;        Reisman
                     Christopher J. Cookson
---------------------------------------------------------------------
19.   6,006,273      Lewis S. Ostrover;          Gottlieb,
---------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                    DATE           DATE
  PATENT NUMBER                    TITLE                           ISSUED          FILED     APP. NO.
------------------------------------------------------------------------------------------------------
                     Seamless Playback Of Multiple Program
                     Versions Having Common Material
------------------------------------------------------------------------------------------------------
20.   5,980,401      Backboard And Rim Kit for Wall                11/09/99      11/26/97   08/979,229
                     Mounting
------------------------------------------------------------------------------------------------------
21.   5,896,454      System and Method For Controlling Copying     04/20/99      03/08/96   08/612,567
                     And Playing Of Digital Programs
------------------------------------------------------------------------------------------------------
22.   5,838,874      Audiovisual Encoding System with A Reduced    11/17/98      06/06/95   467,991
                     Number of Audio Encoders [co-owned with
                     Toshiba]
------------------------------------------------------------------------------------------------------
23.   5,819,004      Method and System For A User To Manually      10/06/98      06/06/95   466,391
                     Alter The Quality Of Previously Encoded
                     Video Frames [co-owned with Toshiba]
------------------------------------------------------------------------------------------------------
24.   5,712,950      System and Method for Controlling Play of     01/27/98      03/12/96   614,205
                     Multiple Dialog Audio Tracks of a Software
                     Carrier
------------------------------------------------------------------------------------------------------
25.   5,684,714      Method And System For A User To Manually      11/04/97      06/06/95   469,370
                     Alter The Quality Of Previously Encoded
                     Video Sequence [co-owned with Toshiba]
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
  PATENT NUMBER              INVENTORY               ATTORNEY(s)
--------------------------------------------------------------------
                       George B. Thagard;         Rackman &
                       Joseph E. Wall, III;       Reisman
                       Christopher J. Cookson
--------------------------------------------------------------------
20.   5,980,401        Mark R. Erlewine           James Creighton
                                                  Wray; Meera P.
                                                  Narasimhan
--------------------------------------------------------------------
21.   5,896,454        Christopher J. Cookson;    Gottlieb, Rackman
                       Lewis S. Ostrover          & Reisman
--------------------------------------------------------------------
22.   5,838,874        Sheau-Bao Ng; Mikhail      Oblon, Spivak,
                       Tsinberg; Massaru          McClelland, Maier
                       Sakurai; David Lehmann;    & Neustadt
                       Jay Yogeshwar; Faramarz
                       Azadegan; Teiichi
                       Ichikawa; Hiroaki Unno;
                       Hideki Mimura; Tetsuya
                       Kitamura; Christopher J.
                       Cookson; Greg B.
                       Thagard; Andrew Drusin
                       Rosen
--------------------------------------------------------------------
23.   5,819,004        Faramarz Azadegan; Jay     Oblon, Spivak,
                       Yogeshwar; Sheau-Bao Ng;   McClelland, Maier
                       David Lehmann; Mikhail     & Neustadt
                       Tsinberg; Hiroaki Unno;
                       Hideki Mimura; Tetsuya
                       Kitamura; Christopher J.
                       Cookson; Greg B.
                       Thagard; Andrew Drusin
                       Rosen
--------------------------------------------------------------------
24.   5,712,950        Christopher J. Cookson;    Gottlieb, Rackman
                       Lewis S. Ostrover;         & Reisman
                       Warren N. Lieberfarb
--------------------------------------------------------------------
25.   5,684,714        Jay Yogeshwar; Faramarz    Oblon, Spivak,
                       Azadegan; Sheau-Bao Ng;    McClelland, Maier
                       David                      & Neustadt
--------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                     DATE          DATE
  PATENT NUMBER                    TITLE                            ISSUED         FILED     APP. NO.
-------------------------------------------------------------------------------------------------------
                     Toshiba]
-------------------------------------------------------------------------------------------------------
26.   5,671,320      System And Method For Controlling Play Of     09/23/97       06/07/95   486,611
                     Multiple Dialog Audio Tracks Of A Software
                     Carrier
-------------------------------------------------------------------------------------------------------
27.   5,644,507      Method For Interleaving Data For Seamless     07/01/97       02/21/96   604,303
                     Playback Of Multiple Program Versions
                     Having Common Material
-------------------------------------------------------------------------------------------------------
28.   5,623,424      Rate-Controlled Digital Video Editing         04/22/97       06/06/95   466,766
                     Method And System Which Controls Bit
                     Allocation Of A Video Encoder By Varying
                     Quantization Levels [co-owned with Toshiba]
-------------------------------------------------------------------------------------------------------
29.   5,619,424      Software Carrier For Storing Digital Data     04/08/97       10/02/95
                     Representative Of Picture Information And
                     Including Pan Scan Data
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
  PATENT NUMBER              INVENTORY                ATTORNEY(s)
--------------------------------------------------------------------
                     Lehmann; Mikhail
                     Tsinberg; Hiroaki Unno;
                     Hideki Mimura; Tetsuya
                     Kitamura; Christopher J.
                     Cookson; Greg B.
                     Thagard; Andrew Drusin
                     Rosen
--------------------------------------------------------------------
26.   5,671,320      Christopher J. Cookson;      Gottlieb, Rackman
                     Lewis S. Ostrover;           & Reisman
                     Warren N. Lieberfarb
--------------------------------------------------------------------
27.   5,644,507      Lewis S. Ostrover;           Gottlieb, Rackman
                     Gregory B. Thagard;          & Reisman
                     Joseph E. Wall, III;
                     Christopher J. Cookson
--------------------------------------------------------------------
28.   5,623,424      Faramarz Azadegan; Tomoo     Oblon, Spivak,
                     Yamakage; Shin-ichiro        McClelland, Maier
                     Koto; Hiroaki Unno;          & Neustadt
                     Hideki Mimua; Tetsuya
                     Kitamura; Christopher J.
                     Cookson; Greg B.
                     Thagard; Andrew D. Rosen
--------------------------------------------------------------------
29.   5,619,424      Christopher J. Cookson;      Gottlieb, Rackman
                     Lewis S. Ostrover;           & Reisman
                     Warren N. Lieberfarb
--------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                     DATE          DATE
  PATENT NUMBER                    TITLE                            ISSUED         FILED     APP. NO.
-----------------------------------------------------------------------------------------------------
30.  5,619,249       Telecasting Service For Providing Video        04/08/97      09/14/94   305,847
                     Programs On Demand With An Interactive
                     Interface For Facilitating Viewer
                     Selection Of Video Programs [HBO]
-----------------------------------------------------------------------------------------------------
31.  5,598,276       System and Method For Controlling Play Of      01/28/97      12/15/95    573,719
                     Multiple Versions Of The Same Motion
                     Picture Stored On An Optical Disk
-----------------------------------------------------------------------------------------------------
32.  5,576,843       System And Method For Controlling Play Of      11/19/96      10/29/93    144,791
                     Multiple Dialog Audio Tracks Of A Software
                     Carrier
-----------------------------------------------------------------------------------------------------
33.  5,574,567       System and Method for Controlling Play of      11/12/96      02/07/96    598,197
                     Multiple Versions of the Same Motion
                     Picture Stored on an Optical Disk
-----------------------------------------------------------------------------------------------------
34.  5,649,234       Method And Apparatus For Encoding              07/15/97      07/07/94    271,184
                     Graphical Cues On A Compact Disc
                     Synchronized With The Lyrics Of A Song To
                     Be Played Back
-----------------------------------------------------------------------------------------------------
35.  5,497,241       System And Method For Controlling Display      03/05/96      10/29/93    144,793
                     Of Motion Picture Subtitles In A Selected
                     Language During Play Of A Software Carrier
-----------------------------------------------------------------------------------------------------
36.  5,488,410       System and Method for Disk Software            01/30/96      10/29/93    145,979
                     Publishers to Control Disk Distribution
-----------------------------------------------------------------------------------------------------
37.  5,469,370       System And Method For Controlling Play         11/21/95      10/29/93    145,326
-----------------------------------------------------------------------------------------------------

------------------------------------------------------------------
  PATENT NUMBER             INVENTORS               ATTORNEY(s)
------------------------------------------------------------------
30.  5,619,249        John K. Billock; Craig     Fish & Neave;
                      D. Cuttner; Kevin C.       Joseph M.
                      Dowdell; Elizabeth B.      Guiliano; Garry J.
                      Flanagan; James E.         Tuma
                      Granger; Henry C. Hsu;
                      Robert I.M. Martin;
                      Robert May; Nicolas
                      Peck; Michael S.
                      Pontecorvo; Bruce E.
                      Probst; Marc D.
                      Rosenberg; Debra R.
                      Smul; Dennis P.
                      Wilkinson; Robert M.
                      Zitter
------------------------------------------------------------------
31.  5,598,276        Christopher J. Cookson;    Gottlieb, Rackman
                      Lewis S. Ostrover;         & Reisman
                      Warren N. Lieberfarb
------------------------------------------------------------------
32.  5,576,843        Christopher J. Cookson;    Gottlieb, Rackman
                      Lewis S. Ostrover;         & Reisman
                      Warren N. Lieberfarb
------------------------------------------------------------------
33.  5,574,567        Christopher J. Cookson;    Gottlieb, Rackman
                      Lewis S. Ostrover;         & Reisman
                      Warren N. Lieberfarb
------------------------------------------------------------------
34.  5,649,234        Walt Klappert; Max         Blakely, Sokoloff,
                      Garbutt; Michael Lehman    Taylor & Zafman
------------------------------------------------------------------
35.  5,497,241        Lewis S. Ostrover;         Gottlieb, Rackman
                      Christopher J. Cookson;    & Reisman
                      Warren N. Lieberfarb
------------------------------------------------------------------
36.  5,488,410        Lewis S. Ostrover;         Gottlieb, Rackman
                      Christopher J. Cookson;    & Reisman
                      Warren N. Lieberfarb
------------------------------------------------------------------
37.  5,469,370        Lewis S. Ostrover;         Gottlieb, Rackman
------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                     DATE       DATE
  PATENT NUMBER                        TITLE                        ISSUED      FILED    APP. NO.
----------------------------------------------------------------------------------------------------
                      Of Multiple Audio Tracks Of A Software
                      Carrier
----------------------------------------------------------------------------------------------------
38.   5,463,565       Data Block Format For Software Carrier And   10/31/95   10/29/93    146,440
                      Player Therefor
----------------------------------------------------------------------------------------------------
39.   5,450,489       System And Method For Authenticating         09/12/95   10/29/93    144,829
                      Software Carriers
----------------------------------------------------------------------------------------------------
40.   5,440,677       Method And Apparatus For Processing Audio    08/08/95   07/01/92    906,712
                      And Graphic Images To Create An
                      Interleaved File Suitable For Use As A
                      CD-ROM Product
----------------------------------------------------------------------------------------------------
41.   5,400,077       System For Generating Multiple Aspect        03/21/95   10/29/93    144,792
                      Ratio Video Signals From Motion Picture
                      Disk Recorded In A Single Aspect Ratio
----------------------------------------------------------------------------------------------------
42.   5,359,725       Method Of Creating CD-ROM Image Of Files     10/25/94   10/15/91    776,661
                      Of Different Format With Proper
                      Directories To Be Read By Respective
                      Operating Systems
----------------------------------------------------------------------------------------------------
43.   5,280,572       Method And Apparatus For Storing Text Data   01/18/94   06/22/90    543,044
                      In Subcode Packs
----------------------------------------------------------------------------------------------------
44.   5,161,034       Branching Table For Interactive Video        11/03/92   07/18/89    381,574
                      Display
----------------------------------------------------------------------------------------------------
45.   4,992,886       Method And Apparatus For Encoding Data       02/12/91   12/20/88    287,423
                      Within The Subcode Channel Of A Compact
                      Disc Or Laser Disc
----------------------------------------------------------------------------------------------------
46.   4,942,551       Method and Apparatus For Storing MIDI        07/17/90   06/24/88    211,355
                      Information In Subcode Packs
----------------------------------------------------------------------------------------------------
47.   4,888,596       Method and Apparatus for Determining Earth   12/19/89   04/19/88    183,596
                      Station Parameters such as Rain Margin,
                      with Attenuation Pads [HBO]
----------------------------------------------------------------------------------------------------
48.   4,742,561       Apparatus for Generating Signals Useful      05/03/88   09/10/85    774,324
                      for Testing the Sensitivity of Microwave
                      Receiving Equipment [HBO]
----------------------------------------------------------------------------------------------------
49.   4,709,415       T-Carrier Fiber Optic Modem                  11/24/87   11/14/86    930,456
----------------------------------------------------------------------------------------------------

------------------------------------------------------------------
      PATENT NUMBER         INVENTORS               ATTORNEY(s)
------------------------------------------------------------------
                      Christopher J. Cookson;   Rackman & Reisman
                      Warren N. Lieberfarb
------------------------------------------------------------------
38.   5,463,565       Christopher J. Cookson;   Gottlieb, Rackman
                      Lewis S. Ostover          & Reisman
------------------------------------------------------------------
39.   5,450,489       Lewis S. Ostrover;        Gottlieb, Rackman
                      Christopher J. Cookson    & Reisman
------------------------------------------------------------------
40.   5,440,677       Michael B. Case;          Blakely, Sokoloff,
                      Michael L. LaJoie;        Taylor & Zafman
                      Walter R. Klappert;
                      James A. Bumgardner
------------------------------------------------------------------
41.   5,400,077       Christopher J. Cookson;   Gottlieb, Rackman
                      Lewis S. Ostrover;        & Reisman
                      Warren N. Lieberfarb
------------------------------------------------------------------
42.   5,359,725       Ben L. Garcia; Walter     Blakely, Sokoloff,
                      R. Klappert; Edward       Taylor & Zafman
                      Harmon
------------------------------------------------------------------
43.   5,280,572       Michael Case; Walter R.   Blakely, Sokoloff,
                      Klappert                  Taylor & Zafman
------------------------------------------------------------------
44.   5,161,034       Walter R. Klappert        Blakely, Sokoloff,
                                                Taylor and Zafman
------------------------------------------------------------------
45.   4,992,886       Walter R. Klappert        Blakely, Sokoloff,
                                                Taylor and Zafman
------------------------------------------------------------------
46.   4,942,551       Walter R. Klappert,       Blakely, Sokoloff,
                      Alan J. McPherson         Taylor and Zafman
------------------------------------------------------------------
47.   4,888,596       Virgilio D. Conanan       Kevin McMahon;
                                                Daniel A. DeVito
------------------------------------------------------------------
48.   4,742,561       M. Scott Tipton           Wayne M. Kennard
------------------------------------------------------------------
49.   4,709,415       John J. Prisco            Gottlieb, Rackman
------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            DATE     DATE
     PATENT NUMBER             TITLE                       ISSUED    FILED    APP. NO.       INVENTORS              ATTORNEY(S)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Reisman
----------------------------------------------------------------------------------------------------------------------------------
50.    4,695,832    Analog Color Selector [HBO]           09/22/87  11/07/83  549,564   Dov Jacobson            Wayne M. Kennard
----------------------------------------------------------------------------------------------------------------------------------
51.    4,638,357    Audio Scrambler [HBO]                 01/20/87  01/20/84  572,445   Paul A. Heimbach        Wayne M. Kennard
----------------------------------------------------------------------------------------------------------------------------------
52.    4,110,017    Low-Frequency Sound Program
                    Generation                            08/29/78  06/03/77  803,212   Thomas L. McCormack;    Gottlieb, Rackman
                                                                                        Albert P. Green         & Reisman
----------------------------------------------------------------------------------------------------------------------------------
53.    D401,643     Vehicle                               11/24/98  04/25/97  69,922    Jacques Rey; Barbara    Notaro & Michalos
                                                                                        Ling; Joel Schumacher
----------------------------------------------------------------------------------------------------------------------------------
54.    D396,883     Book With An External Three-          08/11/98  05/22/97  71,167    Paula Allen; Michael    Blakely, Sokoloff,
                    Dimensional Character                                               Harkavy                 Taylor & Zafman
----------------------------------------------------------------------------------------------------------------------------------
55.    D396,662     Vehicle                               08/04/98  04/18/97  69,846    Harald Belker; Barbara  Notaro & Michalos
                                                                                        Ling; Joel Schumacher
----------------------------------------------------------------------------------------------------------------------------------
56.    D396,433     Vehicle                               07/28/98  04/18/97  69,848    Harald Belker; Barbara  Notaro & Michalos
                                                                                        Ling; Joel Schumacher
----------------------------------------------------------------------------------------------------------------------------------
57.    D394,672     Book With External Three-Dimensional  05/26/98  05/22/97  71,165    Paula Allen, Michael    Blakely, Sokoloff,
                    Character                                                           Harkavy                 Taylor & Zafman
----------------------------------------------------------------------------------------------------------------------------------
58.    D394,453     Book With External Three-Dimensional  05/19/98  05/22/97  71,166    Paula Allen, Michael    Blakely, Sokoloff,
                    Character                                                           Harkavy                 Taylor & Zafman
----------------------------------------------------------------------------------------------------------------------------------
59.    D389,111     Set Of Rear Fins For A Vehicle        01/13/98  12/08/95  48,767    Tim Flattery; Barbara   Notaro & Michalos
                                                                                        Ling; Joel Schumacher
----------------------------------------------------------------------------------------------------------------------------------
60.    D386,523     Book With External Three-Dimensional  11/18/97  11/02/95  45,934    Paula Allen, Michael    Blakely, Sokoloff,
                    character                                                           Harkavy                 Taylor & Zafman
----------------------------------------------------------------------------------------------------------------------------------
61.    D375,704     Vehicle                               11/19/96  12/08/95  47,605    Tim Flattery; Barbara   Notaro & Michalos
                                                                                        Ling; Joel Schumacher
----------------------------------------------------------------------------------------------------------------------------------
62.    D370,884     Boat                                  06/18/96  06/14/95  39,526    Tim Flattery; Barbara   Notaro & Michalos
                                                                                        Ling; Joel Schumacher
----------------------------------------------------------------------------------------------------------------------------------
63.    D329,321     Head Dress                            09/15/92  10/18/89  423,107   Robert Ringwood         Notaro & Michalos
----------------------------------------------------------------------------------------------------------------------------------
64.    D321,732     Aerial Toy                            11/19/91  09/20/89  410,246   Anton Furst             Notaro & Michalos
----------------------------------------------------------------------------------------------------------------------------------
65.    D311,882     Car Or Similar Article                11/06/90  04/28/89  345,559   Anton Furst             Notaro & Michalos
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.
   PATENT/APP                         TITLE                         COUNTRY        APP. NO.      DATE FILED        ATTORNEY(S)
-----------------------------------------------------------------------------------------------------------------------------------
5,896,454           System and Method For Controlling Copying                                                 Gottlieb, Rackman &
                    And Playing Of Digital Programs                                                           Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Eur. Pat. Comm.  97904269.4      02/05/97
-----------------------------------------------------------------------------------------------------------------------------------
5,644,507           Method For Interleaving Data For Seamless                                                 Gottlieb, Rackman &
                    Playback Of Multiple Program Versions                                                     Reisman
                    Having Common Material
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Eur. Pat. Comm.  97905815.3      02/06/97
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 South Korea      97-706697       02/06/97
-----------------------------------------------------------------------------------------------------------------------------------
5,576,843           System And Method For Controlling Play Of                                                 Gottlieb, Rackman &
                    Multiple Dialog Audio Tracks Of A Software                                                Reisman
                    Carrier
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Eur. Pat. Comm.  94931887.7      10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Eur. Pat. Comm.  99121650.8      10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Eur. Pat. Comm.  99121649.0      10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        104907.4.3      10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        104945.8        10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
5,574,567           System and Method for Controlling Play of                                                 Gottlieb, Rackman &
                    Multiple Versions of the Same Motion                                                      Reisman
                    Picture Stored on an Optical Disk
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Eur. Pat. Comm.  99118973.9      10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        103894.1        10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
5,488,410           System and Method for Disk Software                                                       Gottlieb, Rackman &
                    Publishers to Control Disk Distribution                                                   Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        104518.5        10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Japan            11-249002       09/02/99
-----------------------------------------------------------------------------------------------------------------------------------
5,497,241           System And Method For Controlling Display                                                 Gottlieb, Rackman &
                    Of Motion Picture Subtitles In A Selected                                                 Reisman
                    Language During Play Of A Software Carrier
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        104430.0        10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
5,469,370           System And Method For Controlling Play Of                                                 Gottlieb, Rackman &
                    Multiple Audio Tracks Of A Software Carrier                                               Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Eur. Pat. Comm.  99118364.1      10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        103892.3        10/13/94
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.
    PATENT/APP                       TITLE                         COUNTRY         APP. NO.       DATE FILED      ATTORNEY(S)
-----------------------------------------------------------------------------------------------------------------------------------
5,463,565           Data Block Format For Software Carrier And                                                Gottlieb, Rackman &
                    Player Therefor                                                                           Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        103946.9        10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        103942.3        10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Japan            11-291294       10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
5,450,489           System And Method For Authenticating                                                      Gottlieb, Rackman &
                    Software Carriers                                                                         Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Eur. Pat. Comm.  106556.4        10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        1100292.4       10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Japan            10-343332       10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Gottlieb, Rackman &
                                                                                                              Reisman
-----------------------------------------------------------------------------------------------------------------------------------
6,084,526           Beverage Container with Means for
                    Displaying Moving Images
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Japan            2000-134800     04/26/00
-----------------------------------------------------------------------------------------------------------------------------------
6,351,596           Content Control of Broadcast Programs                                                     Gottlieb, Rackman &
                                                                                                              Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Eur. Pat. Comm.  PCTUS01/00313   01/05/01
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Japan            PCTUS01/00313   01/05/01
-----------------------------------------------------------------------------------------------------------------------------------
6,356,031           Electroluminescent Plastic Devices with an                                                Gottlieb, Rackman &
                    Integral Thin Film Solar Cell                                                             Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Japan            P2001-129410    05/08/00
-----------------------------------------------------------------------------------------------------------------------------------
09/921,044          Apparatus for Generating Content Codes for                                                Gottlieb, Rackman &
                    Audiovisual Programs                                                                      Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 WIPO             PCTUS02/23714   07/25/02
-----------------------------------------------------------------------------------------------------------------------------------
09/921,420          Apparatus for Generating Content Codes for                                                Gottlieb, Rackman &
                    Audiovisual Programs by Multiple Viewers                                                  Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 WIPO             PCTUS02/23709   07/25/02
-----------------------------------------------------------------------------------------------------------------------------------
09/846,412          Game Court for Elevated Goal Ball Game and                                                O'Melveny & Myers
                    Game Played Thereon
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 WIPO             PCTUS01/22148   07/12/01
-----------------------------------------------------------------------------------------------------------------------------------
09/942,813          Asymmetrical Stroboscopy                                                                  Gottlieb, Rackman &
                                                                                                              Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 WIPO             PCTUS01/26909   08/30/01
-----------------------------------------------------------------------------------------------------------------------------------
09/656,695          An Audio and Video Disc Reproducing                                                       Gottlieb, Rackman &
                    Apparatus                                                                                 Reisman
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.
   PATENT/APP                  TITLE                             COUNTRY            APP. NO.      DATE FILED       ATTORNEY(S)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hong Kong        103944.1        10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Italy            24683BE/2001    10/13/94
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Japan            10-285678       10/07/98
-----------------------------------------------------------------------------------------------------------------------------------
09/300,042          Clothing with Image Display                                                               Gottlieb, Rackman &
                                                                                                              Reisman
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Japan            2000-125627     04/26/00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
APPLICATION                                                                DATE
  NUMBER                            TITLE                                  FILED            INVENTORS                ATTORNEY(S)
-----------------------------------------------------------------------------------------------------------------------------------
60/446,726   System and Process for marking the Visible Portion of a      02/11/03  Christopher J. Cookson et    Gottlieb, Rackman &
             Video Work with a Mark Indicating the Insertion of Rights              al.                          Reisman
-----------------------------------------------------------------------------------------------------------------------------------
60/445,660   System and Process for the Insertion of and Identification   02/07/03  Christopher J. Cookson et    Gottlieb, Rackman &
             of Rights Information in an Analog Video Signal                        al.                          Reisman
-----------------------------------------------------------------------------------------------------------------------------------
60/417,455   Method for Uniquely Identifying Film Prints                  11/01/02  Edward J. Price              Gottlieb, Rackman &
                                                                                                                 Reisman
-----------------------------------------------------------------------------------------------------------------------------------
10/272,922   Methods and Apparatus for Uniquely Identifying a Large       10/15/02  Chris Odgers; Alan Bell      Gottlieb, Rackman &
             Number of Film Prints                                                                               Reisman
-----------------------------------------------------------------------------------------------------------------------------------
60/407,021   Method and Apparatus for 2D Animation                        08/29/02  Scott Johnston               O'Melveny & Myers
-----------------------------------------------------------------------------------------------------------------------------------
10/201,120   Printing System with Reduced Printer Usage                   07/23/02  Lewis S. Ostrover            Gottlieb, Rackman &
                                                                                                                 Reisman
-----------------------------------------------------------------------------------------------------------------------------------
10/186,405   Ball Game System Including a Resiliently Suspended Floor     06/28/02  Mason Gordon                 O'Melveny & Myers
             and Elastic Ball
-----------------------------------------------------------------------------------------------------------------------------------
10/185,636   Game Court for Elevated Goal Ball Game and Game Played       06/28/02  Mason Gordon                 O'Melveny & Myers
             Thereon
-----------------------------------------------------------------------------------------------------------------------------------
60/380,674   Media Program with Interactive Feature [Provisional]         05/14/02  Paul Hemstreet; Ezra Green   O'Melveny & Myers
-----------------------------------------------------------------------------------------------------------------------------------
10/115,335   Methods and Apparatus for Uniquely Identifying a Large       04/02/02  Chris Odgers; Alan Bell      Gottlieb, Rackman &
             Number of Film Prints                                                                               Reisman
-----------------------------------------------------------------------------------------------------------------------------------
10/047,071   System and Method for Controlling Play of Multiple Dialog    01/15/02  Christopher J. Cookson;      Gottlieb, Rackman &
             Audio Tracks of a Software Carrier                                     Lewis S. Ostrover; Warren    Reisman
                                                                                    N. Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------
10/035,337   Registration of Separations                                  01/04/02  Sharon Perlmutter; Keren     Fish & Richardson
                                                                                    Perlmutter, Paul Klamer;
             Note:  This application jointly owned with AOL, Inc.                   Eric Wang
-----------------------------------------------------------------------------------------------------------------------------------
10/002,837   A TV Receiver Providing Alternate Audio Tracks for a
             Program                                                      11/01/01  Jamie Kellner; Wayne M.      Gottlieb, Rackman &
                                                                                    Smith                        Reisman
-----------------------------------------------------------------------------------------------------------------------------------
10/002,075   A TV Receiver with Individually Programmable SAP Channel     11/01/01  Jamie Kellner; Wayne M.      Gottlieb, Rackman &
                                                                                    Smith                        Reisman
-----------------------------------------------------------------------------------------------------------------------------------
09/942,813   Asymmetrical Stroboscopy                                     08/30/01  Paul R. Klamer               Gottlieb, Rackman &
                                                                                                                 Reisman
-----------------------------------------------------------------------------------------------------------------------------------
60/315,252   Layered Resolution Image Manipulation Scheme [Provisional]   08/27/01  Christopher J. Cookson;      Gottlieb, Rackman &
                                                                                    Paul R. Klamer               Reisman
-----------------------------------------------------------------------------------------------------------------------------------
09/921,420   Apparatus for Generating Content Codes for Audiovisual       08/02/01  Lewis S. Ostrover            Gottlieb, Rackman &
             Programs by Multiple Viewers                                                                        Reisman
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
APPLICATION                                                                DATE
  NUMBER                           TITLE                                   FILED            INVENTORS                ATTORNEY(S)
-----------------------------------------------------------------------------------------------------------------------------------
09/921,044   Apparatus for Generating Content Codes for Audiovisual       08/02/01  Lewis S. Ostrover            Gottlieb, Rackman &
             Programs                                                                                            Reisman
-----------------------------------------------------------------------------------------------------------------------------------
09/882,163   Improved Container with Means for Displaying Still and       06/15/01  Gregory B. Thagard; John     Gottlieb, Rackman &
             Moving Images                                                          H. Dargan; Randolph M.       Reisman
                                                                                    Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/864,513   Watch or other Jewelry Article with Replaceable Electronic   05/24/01  Gregory B. Thagard; John     Gottlieb, Rackman &
             Images                                                                 H. Dargan; Randolph M.       Reisman
                                                                                    Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/846,412   Game Court for Elevated Goal Ball Game and Game Played       05/01/01  Mason Gordon                 O'Melveny & Myers
             Thereon
-----------------------------------------------------------------------------------------------------------------------------------
09/657,128   A Data Structure for Allowing Play of a Video Program in     09/07/00  Christopher J. Cookson;      Gottlieb, Rackman &
             Multiple Aspect Ratios                                                 Lewis S. Ostrover;           Reisman
                                                                                    Warren N. Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------
09/656,907   A Data Structure for Allowing Play of a Video Program in     09/07/00  Christopher J. Cookson;      Gottlieb, Rackman &
             Multiple Aspect Ratios                                                 Lewis S. Ostrover;           Reisman
                                                                                    Warren N. Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------
09/656,695   A Data Structure for Allowing Play of a Video Program in     09/07/00  Christopher J. Cookson;      Gottlieb, Rackman &
             Multiple Aspect Ratios                                                 Lewis S. Ostrover;           Reisman
                                                                                    Warren N. Lieberfarb
-----------------------------------------------------------------------------------------------------------------------------------
09/616,546   Method and Apparatus for Archiving in and Retrieving Images  07/14/00  Barbara Broliatti;
             From a Digital Image Library                                           Christopher Grakal; Lisa
                                                                                    Janney; Marisa O'Neil;
                                                                                    Thomas Smith
-----------------------------------------------------------------------------------------------------------------------------------
09/551,438   Personalized Electronic Information Subscription Service     04/18/00  Gregory B. Thagard; John     Gottlieb, Rackman &
                                                                                    H. Dargan; Randolph M.       Reisman
                                                                                    Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/536,110   Integrated Digital Production Line for Full-Motion Visual    03/24/00  Randolph M. Blotky           Gottlieb, Rackman &
             Effects                                                                                             Reisman
-----------------------------------------------------------------------------------------------------------------------------------
09/426,238   A Book with Electronic Display                               10/25/99  Gregory B. Thagard; John     Gottlieb, Rackman &
                                                                                    H. Dargan; Randolph M.       Reisman
                                                                                    Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/390,242   Electronic Baseball Card and Stand for the Same              09/03/99  Gregory B. Thagard; John     Gottlieb, Rackman &
                                                                                    H. Dargan; Randolph M.       Reisman
                                                                                    Blotky
-----------------------------------------------------------------------------------------------------------------------------------
09/300,042   Clothing with Image Display                                  04/27/99  Gregory B. Thagard; John     Gottlieb, Rackman &
                                                                                    H. Dargan; Randolph M.       Reisman
                                                                                    Blotky
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
APPLICATION                                                                DATE
  NUMBER                         TITLE                                     FILED            INVENTORS                ATTORNEY(S)
-----------------------------------------------------------------------------------------------------------------------------------
09/286,559   A remote Control Device with Built-In Display                04/05/99  Gregory B. Thagard; John     Gottlieb, Rackman &
                                                                                    H. Dargan; Randolph M.       Reisman
                                                                                    Blotky
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.
      PATENT                          TITLE                           COUNTRY      PATENT NO.    DATE ISSUED       ATTORNEY(S)
------------------------------------------------------------------------------------------------------------------------------------
     5,896,454      System and Method For Controlling Copying                                                  Gottlieb, Rackman &
                    And Playing Of Digital Programs                                                            Reisman
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        711643         02/03/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Canada           2,232,708      08/08/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Japan            308594         08/30/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  S. Korea         308594         04/20/99
------------------------------------------------------------------------------------------------------------------------------------
     5,644,507      Method For Interleaving Data For Seamless                                                  Gottlieb, Rackman &
                    Playback Of Multiple Program Versions                                                      Reisman
                    Having Common Material
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        690871         08/13/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Canada           2,218,657      04/18/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Japan            3,016,598      12/24/99
------------------------------------------------------------------------------------------------------------------------------------
     5,576,843      System And Method For Controlling Play Of                                                  Gottlieb, Rackman &
                    Multiple Dialog Audio Tracks Of A Software                                                 Reisman
                    Carrier
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Austria          E204689        08/22/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Austria          E211293-1      12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        687456         07/02/98
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        206,237-1      09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Belgium          0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Belgium          0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Canada           2,174,320      04/27/99
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Switzerland      0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Switzerland      0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Germany          69429549.3     12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Germany          99120117.9     9/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  0726012        08/22/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Spain            0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Spain            0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  France           0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  France           0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  United Kingdom   0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  United Kingdom   0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Greece           2001 04017     09/26/01
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.
      PATENT                          TITLE                         COUNTRY        PATENT NO.    DATE ISSUED      ATTORNEY(S)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Greece           3036894        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Greece           0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Hong Kong        1026294        01/25/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Ireland          0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Ireland          0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Italy            26603 BE/2     09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Italy            2179BE/2002    12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Japan            2892159        02/26/99
------------------------------------------------------------------------------------------------------------------------------------
                                                                  South Korea      253675         01/26/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                  South Korea      253676         01/26/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                  South Korea      253677         01/26/00
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Luxembourg       0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Luxembourg       0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Monaco           0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Monaco           0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Netherlands      0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Netherlands      0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Portugal         0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Portugal         0971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Sweden           0971354        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Sweden           1971357        12/19/01
------------------------------------------------------------------------------------------------------------------------------------
     5,574,567      System and Method for Controlling Play of                                                  Gottlieb, Rackman &
                    Multiple Versions of the Same Motion                                                       Reisman
                    Picture Stored on an Optical Disk
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        678629         09/26/97
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Canada           2,175,363      12/21/99
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Germany          0967799        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Germany          0969664        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  0726013        03/07/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  967799         09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  0969664        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Greece           3036944        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Greece           3036891        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Hong Kong        1024999        01/18/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Hong Kong        1024567        01/28/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Japan            2887900        02/19/99
------------------------------------------------------------------------------------------------------------------------------------
                                                                  South Korea      255873         02/17/00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.
      PATENT                          TITLE                         COUNTRY        PATENT NO.    DATE ISSUED       ATTORNEY(S)
------------------------------------------------------------------------------------------------------------------------------------
     5,497,241      System And Method For Controlling Display                                                  Gottlieb, Rackman &
                    Of Motion Picture Subtitles In A Selected                                                  Reisman
                    Language During Play Of A Software Carrier
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Austria          ATE295986      09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Austria          E210912-1      12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        678630         09/25/97
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Belgium          0973332        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Belgium          21973BE        12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Canada           2,174,111      03/30/99
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Switzerland      0973332        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Switzerland      0971536        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Germany          69428382.7     09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Germany          68429445.4     12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Denmark          0973332        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Denmark          0726014        12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  0971536        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Spain            0973332        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Spain            0726014        12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  France           0973332        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  France           0726014        12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  United Kingdom   0973332        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  United Kingdom   0726014        12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Greece           3036892        09/26/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Greece           3036991        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Greece           0726014        12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Hong Kong        1024998        01/18/02
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Ireland          0973332        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Ireland          0726014        12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Italy            25870 BE/2     09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Italy            21973BE/2002   12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Japan            2883735        05/05/99
------------------------------------------------------------------------------------------------------------------------------------
                                                                  South Korea      220446         06/22/99
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Luxembourg       0973332        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Luxembourg       0726014        12/12/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Monaco           0973332        09/19/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Monaco           0726014        12/12/01
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.
   PATENT                        TITLE                   COUNTRY        PATENT NO.  DATE ISSUED    ATTORNEY(S)
---------------------------------------------------------------------------------------------------------------
                                                       Netherlands       0973332     09/19/01
---------------------------------------------------------------------------------------------------------------
                                                       Netherlands       0726014     12/12/01
---------------------------------------------------------------------------------------------------------------
                                                       Netherlands       0973332     09/19/01
---------------------------------------------------------------------------------------------------------------
                                                       Netherlands       0726014     12/12/01
---------------------------------------------------------------------------------------------------------------
                                                       Portugal          0973332     09/12/01
---------------------------------------------------------------------------------------------------------------
                                                       Portugal          0726014     12/12/01
---------------------------------------------------------------------------------------------------------------
                                                       Sweden            0973332     09/19/01
---------------------------------------------------------------------------------------------------------------
                                                       Sweden            0726014     12/12/01
---------------------------------------------------------------------------------------------------------------
   5,463,565           Data Block Format For Software
                       Carrier And Player Therefor
---------------------------------------------------------------------------------------------------------------
                                                       Eur. Pat. Comm.   0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Austria           0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Belgium           0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Switzerland       0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Germany           0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Denmark           0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Spain             0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       France            0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Great Britain     0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Greece            0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Ireland           0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Italy             0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Liechtenstein     0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Luxembourg        0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Monaco            0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Netherlands       0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Portugal          0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Sweden            0969464     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Eur. Pat. Comm.   0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Austria           0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Belgium           0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Switzerland       0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Germany           0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Denmark           0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Spain             0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       France            0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Great Britain     0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Greece            0969472     07/24/02
---------------------------------------------------------------------------------------------------------------
                                                       Ireland           0969472     07/24/02
---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.
     PATENT                     TITLE                          COUNTRY          PATENT NO.    DATE ISSUED       ATTORNEY(S)
-------------------------------------------------------------------------------------------------------------------------------
                                                             Italy              0969472       07/24/02
-------------------------------------------------------------------------------------------------------------------------------
                                                             Liechtenstein      0969472       07/24/02
-------------------------------------------------------------------------------------------------------------------------------
                                                             Luxembourg         0969472       07/24/02
-------------------------------------------------------------------------------------------------------------------------------
                                                             Monaco             0969472       07/24/02
-------------------------------------------------------------------------------------------------------------------------------
                                                             Netherlands        0969472       07/24/02
-------------------------------------------------------------------------------------------------------------------------------
                                                             Portugal           0969472       07/24/02
-------------------------------------------------------------------------------------------------------------------------------
                                                             Sweden             0969472       07/24/02
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   5,488,410       System and Method for Disk Software                                                      Gottlieb, Rackman &
                   Publishers to Control Disk Distribution                                                  Reisman
-------------------------------------------------------------------------------------------------------------------------------
                                                             Austria            ATE2062661    09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Australia          675185        05/13/97
-------------------------------------------------------------------------------------------------------------------------------
                                                             Australia          703544        07/08/99
-------------------------------------------------------------------------------------------------------------------------------
                                                             Belgium            0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Canada             2,174,112     05/02/00
-------------------------------------------------------------------------------------------------------------------------------
                                                             Switzerland        0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Germany            69428473.4    09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Denmark            0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat Comm.     0726016       12/20/00
-------------------------------------------------------------------------------------------------------------------------------
                                                             Eur. Pat Comm.     0975179       06/05/02
-------------------------------------------------------------------------------------------------------------------------------
                                                             Spain              0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             France             0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             United Kingdom     0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Greece             3036897       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Hong Kong          1025456       02/01/02
-------------------------------------------------------------------------------------------------------------------------------
                                                             Ireland            0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Italy              26604BE/20    09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Japan              3012335       12/10/99
-------------------------------------------------------------------------------------------------------------------------------
                                                             South Korea        235288        09/22/99
-------------------------------------------------------------------------------------------------------------------------------
                                                             Luxembourg         0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Monaco             0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Netherlands        0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Portugal           0977444       09/26/01
-------------------------------------------------------------------------------------------------------------------------------
                                                             Sweden             0977444       09/26/01

   5,469,370       System And Method For Controlling Play                                                   Gottlieb, Rackman &
                   Of Multiple Audio Tracks Of A Software                                                   Reisman
                   Carrier
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CORRESPONDING U.S.              TITLE                              COUNTRY         PATENT NO.  DATE ISSUED       ATTORNEY(S)
     PATENT
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        673635       03/12/97
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Canada           2,175,064    11/18/97
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  0729621      06/28/00
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Japan            2948911      07/02/99
----------------------------------------------------------------------------------------------------------------------------------
                                                                  South Korea      211554       05/04/99
----------------------------------------------------------------------------------------------------------------------------------
   5,463,565        Data Block Format For Software                                                            Gottlieb, Rackman &
                    Carrier And  Player Therefor                                                              Reisman
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        673783       03/25/97
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Canada           2,174,225    02/15/00
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  0727074      06/28/00
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Japan            3272364      01/25/02
----------------------------------------------------------------------------------------------------------------------------------
                                                                  South Korea      231632       10/31/95
   5,450,489        System And Method For Authenticating                                                      Gottlieb, Rackman &
                    Software Carriers                                                                         Reisman
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        673634       03/12/97
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Canada           2,175,063    12/30/97
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Eur. Pat. Comm.  0728358      03/07/01
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Japan            2942357      06/18/99
----------------------------------------------------------------------------------------------------------------------------------
                                                                  South Korea      232119       09/03/99
5,400,077           System For Generating Multiple Aspect Ratio                                               Gottlieb, Rackman &
                    Video Signals From Motion Picture Disk                                                    Reisman
                    Recorded In A Single Aspect Ratio
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Australia        671366       12/17/96
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Japan            2925328      05/07/99
----------------------------------------------------------------------------------------------------------------------------------
                                                                  South Korea      236030       09/29/99
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule C
                     EXCLUDED TWE BROADBAND GROUP TRADEMARKS

----------------------------------------------------------------------------------------------
       TRADEMARK NAME:         STATUS           CLASS     APPLICATION NO:         FILING DATE:
----------------------------------------------------------------------------------------------

MAESTRO                        Pending          38,41        76/362074             22-Jan-2002

----------------------------------------------------------------------------------------------
MYSTRO                         Pending          38,41        76/364952             31-Jan-2002

----------------------------------------------------------------------------------------------
MYSTRO TV                      Pending          38,41        76/373223             21-Feb-2002

----------------------------------------------------------------------------------------------
TV AT YOUR COMMAND             Pending          38,41        76/364953             31-Jan-2002

OOMMANDCOMMAND
----------------------------------------------------------------------------------------------
TV YOU COMMAND                 Pending          38,41        76/365255             31-Jan-2002

----------------------------------------------------------------------------------------------
mystrotv.com

----------------------------------------------------------------------------------------------
maestrotv.com

----------------------------------------------------------------------------------------------
mystro.tv

----------------------------------------------------------------------------------------------
maestro.tv

----------------------------------------------------------------------------------------------
rr.com

----------------------------------------------------------------------------------------------
roadrunner.com

----------------------------------------------------------------------------------------------
Domain names incorporating
"rr" or "roadrunner" or
relating thereto

----------------------------------------------------------------------------------------------